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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-57100) and in the Registration Statements on Form S-8 (No. 33-40397 and No. 33-44776) of Flow International Corporation of our report dated June 11, 1999 appearing on page 4 of this Form 11-K.



PricewaterhouseCoopers LLP
Seattle, Washington
June 11, 1999